 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 7, 2008

BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
                             (State of Incorporation)                                            (Commission File No.)                                                                             (IRS Employer Identification No.)

3850 Hamlin Road
Auburn Hills, MI 48326
(Address of principal executive offices)

Registrant=s telephone number, including area code:
(248) 754-9200

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On February 7, 2008, BorgWarner Inc. issued a press release reiterating its earnings guidance for fiscal 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01                      Financial Statements and Exhibits

(c)             Exhibits

Exhibit No.	Description

10.1	Form of BorgWarner Inc. Amended and Restated 2004 Stock Incentive Plan Restricted Stock Agreement For Employees

99.1	Press Release dated February 7, 2008 reiterating 2008 guidance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORGWARNER INC.

/s/ John J. Gasparovic
_________________________________
John J. Gasparovic
Vice President, General Counsel & Secretary